SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): December 18, 2012

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2529 Virginia Beach Blvd., Suite 200

Virginia Beach, VA 23452

Registrant’s telephone number, including area code: (757) 627-9088

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

As of December 18, 2012, the Registrant, through WHLR-Twin City Associates, LLC, a Delaware limited liability company (“WHLR-Twin City”) and a wholly-owned subsidiary of Wheeler REIT, LP., a Virginia limited partnership of which the Registrant is the sole general partner (“WHLP”), entered into an Assignment of Purchase and Sale Agreement (the “Assignment”) with Twin City Associates, LLC, a Virginia limited liability company (“TCA”).

Pursuant to the Assignment, for consideration of 44,190 common units of WHLP, WHLR-Twin City succeeded to the rights of TCA under that certain Purchase Contract (the “Purchase Contract”) between Twin City Crossing, LLC, a Georgia limited liability company (“TCX”), Wheeler Interests, Inc., a Virginia corporation (“Wheeler Interests”) and Wilbur E. Edwards, as escrow agent. On November 1, 2012, Wheeler Interests assigned its rights under the Purchase Contract to TCA, and on December 18, 2012, TCA assigned its rights under the Purchase Contract to WHLR-Twin City. As of December 18, 2012, WHLR-Twin City closed the transaction contemplated by the Purchase Contract and acquired a 47,680 square foot grocery anchored retail center located on over 6 acres of land in Batesburg-Leesville, South Carolina for approximately $4.5 million (the “South Carolina Property”).

The South Carolina Property is 100% leased through April 2014 to tenants including Bi-Lo Grocery, Subway and Advance America. The center has potential expansion area of an additional 9,742 square feet with additional space for kiosks in the property’s parking area.

The Registrant is structured as an “umbrella partnership real estate investment trust” and conducts substantially all of its business operations through WHLP. Jon Wheeler, the Registrant’s Chairman and President, controls Wheeler Interests and TCA. No director, officer or affiliate of the Registrant is affiliated with TCX.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

See response to Item 1.01 above.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired.

The Registrant will file requisite financial information for the acquired property no later than 71 calendar days after the initial filing of this Current Report on Form 8-K.

(b) Pro forma financial information.

Not Applicable.

(c) Shell company transactions.

Not Applicable.

(d) Exhibits.

10.1	Assignment of Purchase and Sale Agreement, dated December 18, 2012, by and between TCA and WHLR-Twin City relating to the South Carolina Property.

10.2	Purchase Contract, dated June 11, 2012, by and between TCX and Wheeler Interests relating to the South Carolina Property.

10.3	First Amendment to Purchase Contact, dated July 12, 2012, by and between TCX and Wheeler Interests.

10.4	Second Amendment to Purchase Contract, dated August 9, 2012, by and between TCX and Wheeler Interests.

10.5	Third Amendment to Purchase Contract, dated August 16, 2012, by and between TCX and Wheeler Interests.

10.6	Fourth Amendment to Purchase Contract, dated August 30, 2012, by and between TCX and Wheeler Interests.

10.7	Fifth Amendment to Purchase Contract, dated October 12, 2012, by and between TCX and Wheeler Interests.

10.8	Six Amendment to Purchase Contract, dated November 9, 2012, by and between TCX and Wheeler Interests.

99.1	Press release, dated December 20, 2012, relating to the Registrant’s acquisition of the Oklahoma Property.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ Jon S. Wheeler
Jon S. Wheeler Chairman and President

Dated: December 21, 2012

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